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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BRIAZZ, INC. (the "Company") on Form 10-Q for the quarterly period ended September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Victor
D. Alhadeff, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  November 12, 2003
                                                 /s/ Victor D. Alhadeff
                                                 ------------------------------
                                                 Victor D. Alhadeff
                                                 Chief Executive Officer and
                                                 Chief Financial Officer



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